SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): August 12, 1998
                                                       (August 11, 1998)


                           SAMSONITE CORPORATION
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           (Exact name of registrant as specified in its charter)

  DELAWARE                   0-23214                 36-3511556
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  (State or other       (Commission File Number)   (I.R.S. Employer
  jurisdiction of                                  Identification No.)
  incorporation)


  11200 East 45th Avenue
  Denver, Colorado                                      80239-3018
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  (Address of principal executive offices)              (Zip Code)


                           (303) 373-2000
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        (Registrant's telephone number, including area code)


                                    N/A
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    (Former name or former address, if changed since last report)




Item 5.           Other Events.

      On August 11, 1998, the Registrant issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

            Not applicable.

(b)   Pro Forma Financial Information.

            Not applicable.

(c)   Exhibits.

Exhibit Number    Description

99.1              Press Release issued by Samsonite Corporation on
                  August 11, 1998.



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SAMSONITE CORPORATION
                                        (Registrant)


                              By: /s/ Richard H. Wiley
                                  __________________________
                                  Name:  Richard H. Wiley
                                  Title: Chief Financial Officer



Dated:  August 12, 1998



                             INDEX TO EXHIBITS

Exhibit No.       Description

99.1 Press release issued by Samsonite Corporation on August 11, 1998.